Exhibit 99.1

News Release

Media Contact: Jared Maxwell	Investor Contact: Scott Gleason
(801) 505-5027	(801) 584-1143
jmaxwell@myriad.com	sgleason@myriad.com

Myriad Genetics Files Fiscal Year 2020 Proxy Statement, Implements Corporate

Governance Changes In Support of Stakeholder Interests

SALT LAKE CITY, Oct. 15, 2020 – Myriad Genetics, Inc. (NASDAQ: MYGN), a global leader in molecular diagnostics and precision medicine, announced today that the company has filed its fiscal year 2020 proxy statement and made significant changes to its board structure, executive compensation and corporate governance policies to better serve key company stakeholders.

“Myriad has executed a significant effort during my time as Chair to improve corporate governance to reflect shareholder interests while continuing our mission to improve and transform lives,” said S. Louise Phanstiel, chair of the Board of Directors, Myriad Genetics. “By the end of this year, two-thirds of our board will consist of new members who bring deep healthcare and technology expertise spanning payer markets, product development, information technology, and business management. By intensifying our focus on corporate governance and transparency, Myriad is now positioned to advance its leadership in the healthcare industry.”

Board Membership

Since the fall of 2019, Myriad has added six new members to its board of directors and announced the retirement of three board members. New board members include Lee N. Newcomer M.D., Colleen F. Reitan, Daniel M. Skovronsky M.D., Ph.D, Daniel K. Spiegelman, Rashmi Kumar, and Paul J. Diaz. Retiring from the board of directors following the annual meeting on December 4, 2020 are John T. Henderson, M.D., Lawrence C. Best, and Walter Gilbert, Ph.D. In March 2020, S. Louise Phanstiel assumed the role of board chair. The new board structure is designed to combine the continuity of tenured directors with new perspectives from recently added members with broad experience in managed care, health technology, and financial oversight.

In addition, Myriad is enacting new policies that reflect industry best practices, including:

•	Moving from plurality voting to majority voting for directors

•	Implementing a retirement process for directors at age 75

•	Expanding the scope of the Audit and Finance Committee and redefining the Strategic Committee to the new Research and Product Innovation Committee

•	Enhancing board diversity with 44% of board members now reflecting diverse backgrounds

Related Executive Compensation Changes

Myriad also is making multiple changes to its compensation policies to match business performance with compensation. These changes include:

•	Business objectives for Vice Presidents and above will now be based on company financial performance, with 70% of bonus payout tied to the achievement of revenue and operating income targets

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Equity granted as long-term incentive compensation will now consist of 50% performance shares, with the number of shares tied to the company’s performance on earnings per share and relative total shareholder return

•	Reducing management payouts under a change-of-control and moving to a double trigger system for equity vesting

•	Elimination of future cash long-term incentive programs

Change in Fiscal Year End

In order to better align with general industry standards for financial reporting and facilitate comparison with other companies, Myriad will adjust its fiscal year end from June 30th to December 31st. Myriad will file an Annual Report on Form 10-KT for a six-month transition period from July 1, 2020 through December 31, 2020. Fiscal year 2021 will now run from January 1, 2021 through the end of the calendar year on December 31, 2021.

“As we take decisive actions to enhance governance and drive sustainable, profitable growth, we remain focused on our purpose-driven mission to improve and transform lives by unlocking the power of genetics,” Paul J. Diaz, president and CEO of Myriad Genetics. “We will continue to transform our business by listening and responding to the needs of our stakeholders, creating new commercial capaibilties, and delivering new levels of value, innovation and service excellence.”

About Myriad Genetics

Myriad Genetics, Inc. is a leading personalized medicine company dedicated to being a trusted advisor transforming patient lives worldwide with pioneering molecular diagnostics. Myriad discovers and commercializes molecular diagnostic tests that: determine the risk of developing disease, accurately diagnose disease, assess the risk of disease progression, and guide treatment decisions across six major medical specialties where molecular diagnostics can significantly improve patient care and lower healthcare costs. For more information, visit the Company’s website: www.myriad.com.

Myriad, the Myriad logo, BART, BRACAnalysis, Colaris, Colaris AP, myPath, myRisk, Myriad myRisk, myRisk Hereditary Cancer, myChoice, myPlan, BRACAnalysis CDx, Tumor BRACAnalysis CDx, myChoice CDx, Vectra, Prequel, Foresight, GeneSight, riskScore and Prolaris are trademarks or registered trademarks of Myriad Genetics, Inc. or its wholly owned subsidiaries in the United States and foreign countries. MYGN-F, MYGN-G.

Safe Harbor Statement

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements related to two-thirds of the Company’s board consisting of new members by the end of the year; the Company advancing its leadership in the healthcare industry; retirement from the board of directors following the annual meeting on December 4, 2020 of John T. Henderson, M.D., Lawrence C. Best, and Walter Gilbert, Ph.D; the planned new policies and governance changes listed above; the Company adjusting its fiscal year end from June 30th to Dec. 31st; the Company continuing to transform its business; the Company delivering new levels of value, innovation and service excellence; and the Company’s strategic directives under the caption “About Myriad Genetics.” These “forward-looking statements” are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by forward-looking statements. These risks and uncertainties include, but are not limited to: uncertainties associated with COVID-19, including its possible effects on our operations and the demand for our products and services; our ability to efficiently and flexibly manage our business amid uncertainties related to COVID-19; the risk that sales and profit margins of our molecular diagnostic tests and pharmaceutical and clinical services may decline; risks related to our ability to transition from our existing product portfolio to our new tests, including unexpected costs and delays; risks related to decisions or changes in governmental or private insurers’ reimbursement levels for our tests or our ability to obtain reimbursement for our new tests at comparable levels to our existing tests; risks related to increased competition and the development of new competing tests and services; the risk that we may be unable to develop or achieve commercial success for additional molecular diagnostic tests and pharmaceutical and clinical services in a timely manner, or at all; the risk that we may not successfully develop new markets for our molecular diagnostic tests and pharmaceutical and clinical services, including our ability to successfully generate revenue outside the United States; the risk that licenses to the technology underlying our molecular diagnostic tests and pharmaceutical and clinical services and any future tests and services are terminated or cannot be maintained on satisfactory terms; risks related to delays or other problems with operating our laboratory testing facilities and our healthcare clinic; risks related to public concern over genetic testing in general or our tests in particular; risks related to regulatory requirements or enforcement in the United States and foreign countries and changes in the structure of the healthcare system or healthcare payment systems; risks related to our ability to obtain new corporate collaborations or licenses and acquire new technologies or businesses on satisfactory terms, if at all; risks related to our ability to successfully integrate and derive benefits from any technologies or businesses that we license or acquire; risks related to our projections about our business, results of operations and financial condition; risks related to the potential market opportunity for our products and services; the risk that we or our licensors may be unable to protect or that third parties will infringe the proprietary technologies underlying our tests; the risk of patent-infringement claims or challenges to the validity of our patents or other intellectual property; risks related to changes in intellectual property laws covering our molecular diagnostic tests and pharmaceutical and clinical services and patents or enforcement in the United States and foreign countries, such as the Supreme Court decisions in Mayo Collab. Servs. v. Prometheus Labs., Inc., 566 U.S. 66 (2012), Ass’n for Molecular Pathology v. Myriad Genetics, Inc., 569 U.S. 576 (2013), and Alice Corp. v. CLS Bank Int’l, 573 U.S. 208 (2014); risks of new, changing and competitive technologies and regulations in the United States and internationally; the risk that we may be unable to comply with financial operating covenants under our credit or lending agreements; the risk that we will be unable to pay, when due, amounts due under our credit or lending agreements; and other factors discussed under the heading “Risk Factors” contained in Item 1A of our most recent Annual Report on Form 10-K for the fiscal year ended June 30, 2020, which has been filed with the Securities and Exchange Commission, as well as any updates to those risk factors filed from time to time in our Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. All information in this press release is as of the date of the release, and Myriad undertakes no duty to update this information unless required by law.

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